                          LB Commercial Mortgage Trust
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1999-C1

                                 $1,600,000,000

                                  (Approximate)
                              Offered Certificates

                               [GRAPHIC OMITTED]

                    % of Initial Pool by Cut-off Date Balance

                                LEHMAN BROTHERS

                              Merrill Lynch & Co.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                          LB Commercial Mortgage Trust
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1999-C1

                     -------------------------------------
                              Class A-1           Class X
                     -------------------------------------
                              Class A-2
                     -------------------------------------
                               Class B
                     -------------------------------------
                               Class C
                     -------------------------------------
                               Class D
                     -------------------------------------
                               Class E
                     -------------------------------------
                               Class F
                     -------------------------------------
                               Class G
                     -------------------------------------
                               Class H
                     -------------------------------------
                               Class J
                     -------------------------------------
                               Class K
                     -------------------------------------
                               Class L
                     -------------------------------------
                               Class M
                     -------------------------------------

================================================================================
                                                   Avg
       Original                                   Life(2)  Principal   Legal
Class  Face ($)   Rating(1)  Description  Coupon  (years)  Window(2)   Status
--------------------------------------------------------------------------------
 A-1               Aaa/AAA      Fixed                                  Public
--------------------------------------------------------------------------------
 A-2               Aaa/AAA      Fixed                                  Public
--------------------------------------------------------------------------------
  X                Aaa/AAA     WAC I/O              (4)                Public
--------------------------------------------------------------------------------
  B                 Aa2/AA      Fixed                                  Public
--------------------------------------------------------------------------------
  C                  A2/A       Fixed                                  Public
--------------------------------------------------------------------------------
  D                Baa2/BBB     Fixed                                  Public
--------------------------------------------------------------------------------
  E               Baa3/BBB-     Fixed                                  Public
--------------------------------------------------------------------------------
  F                  (5)        Fixed                               Private 144A
--------------------------------------------------------------------------------
  G                  (5)        Fixed                               Private 144A
--------------------------------------------------------------------------------
  H                  (5)        Fixed                               Private 144A
--------------------------------------------------------------------------------
  J                  (5)        Fixed                               Private 144A
--------------------------------------------------------------------------------
  K                  (5)        Fixed                               Private 144A
--------------------------------------------------------------------------------
  L                  (5)        Fixed                               Private 144A
--------------------------------------------------------------------------------
  M                  (5)        Fixed                               Private 144A
--------------------------------------------------------------------------------
Total                --           --        --      --       --           --
================================================================================
(1)   Anticipated ratings of Moody's and Duff & Phelps.
(2) Assuming among other things, 0% CPR, no losses and that ARD loans pay off on their Anticipated Repayment Date.
(3)   Represents notional amount on Class X.
(4)   Represents average life of notional amount of Class X.
(5)   Not offered hereby.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

   Certain Offering Points

      o     Newly Originated Collateral. The collateral consists of 198 Mortgage
                  Loans with a principal balance (as of the Cut-off Date) of approximately $1.75 billion. All the Mortgage Loans were originated by affiliates of Lehman Brothers or its approved conduit originators.

      o     Call Protection. 100% of the Mortgage Loans contain call protection provisions. As of the Cut-off Date, 99.17% of the Mortgage Loans provide for initial lockout period. The weighted average lockout and defeasance period for all loans is 117 months. The Mortgage Loans are generally prepayable without penalty between zero to three months from Mortgage Loan maturity or Anticipated Repayment Date ("ARD"), with a weighted average open period of 1 month.

      o     Weighted average lock-out and treasury defeasance of 9.75 years.

      o     No loan delinquent 30 days or more as of the Cut-off Date.

      o     $8,822,698 average loan balance as of the Cut-off Date.

      o 1.53x Weighted Average Debt Service Coverage Ratio ("DSCR") as of the Cut-off Date.(1)

      o     62.7% Weighted Average Loan to Value ("LTV") as of the Cut-off
            Date.(1)

            54.3% Weighted Average Loan to Value ("LTV") at Balloon.

      o     Property Type Diversification. 47.9% Retail (40.5% Anchored,
                  19.7% Super Regional Mall, 30.8% Regional Mall, and 9.0% Unanchored), 20.4% Office, 12.4% Multifamily, 11.9% Hotel, 3.2% Industrial/Warehouse, 2.9% Credit Tenant Lease ("CTL"), 0.7% Self Storage, 0.6% Other.

      o     Geographic Distribution. The properties are distributed throughout
                  38 states, Washington D.C. (0.2%) and Puerto Rico (0.9%). California (22.9%); New York (11.4%); Oklahoma (10.4%); Texas (7.1%); Michigan (5.9%); Florida (5.2%), all other states less than 5% each.

      o     Monthly Investor Reporting. Updated collateral summary information will be part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and Occupancy information to the extent delivered by borrowers, will be available to Certificate- holders.

      o     Cash Flows will be Modeled on BLOOMBERG.

(Except as otherwise indicated, percentages (%) represent the principal amount of loan or loans as of the Cut-off Date (as to each loan the "Cut-off Date Balance") compared to aggregate pool balance as of the Cut-off Date (the "Initial Pool Balance"); weighted averages are weighted using Cut-off Date Balance; loans with properties in multiple states have been allocated to certain states based upon "allocated loan amounts" or appraisal amount if the loan did not have allocated loan amounts.)

(1) Weighted Averages for Cut-off Date LTV and DSC Ratio do not include Credit Tenant Lease Loans.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                       Priority and Timing of Cash Flows*

                           [Intentionally Left Blank]

                          Assuming 0% Cpr and No Losses


Rating Agencies:        Moody's Investor Services, Inc. and Duff & Phelps Credit
                        Rating Co.

Trustee:                Norwest Minnesota Bank, National Association

Master Servicer:        First Union National Bank

Special Servicer:       GMAC Commercial Mortgage Corporation

Co-manager:             Merrill Lynch

Closing Date:           On or about June 10, 1999.

Cut-off Date:           June 1, 1999 (or for loans with due dates other than the
                        first, their due date).

ERISA: Classes A-1, A-2, and X are expected to be eligible for Lehman's individual prohibited transaction exemption.

SMMEA: Classes A-1, A-2, B and X are "mortgage related securities" for purposes of SMMEA.

Payment: Pays on 15th of each month or, if such date is not a business day, then the following business day, commencing July 15, 1999.

Class X: The Class X is comprised of multiple components, one relating to each class of Principal Balance Certificates.

Optional Call:          1% Clean-up Call.

Mortgage Loans:         The mortgage loans were originated by an affiliate of
                        Lehman Brothers, or its approved conduit originators. As of the Cut-off Date, the Mortgage Loans have a weighted average coupon ("WAC") of 7.477% and a remaining weighted average maturity ("WAM") of 117 months
                        (assuming that the ARD loans mature on their ARD date).
                        See the Collateral Overview Tables at the end of this memo for more Mortgage Loan details.

Credit Enhancement:     Credit enhancement for each class of Certificates will
                        be provided by the classes of Certificates which are subordinate in priority with respect to payments of interest and principal.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

Distributions:          Principal and interest payments will generally be made
                        to Certificateholders in the following order:
                           1)    Interest to the A Classes and X Class pro rata,
                           2) Principal to the A-1 Class until all Class A-1 Certificates are retired,
                           3) After the A-1 Class is retired Principal to the Class A-2 until all Class A-2 Certificates are retired,
                           4) Interest to Class B, then Principal to Class B until such Class is retired,
                           5) Interest to Class C, then Principal to Class C until such Class is retired,
                           6) Interest to Class D, then Principal to Class D until such Class is retired,
                           7) Interest to Class E, then Principal to Class E until such Class is retired,
                           8) Interest and Principal to the Private Classes, sequentially.
                           *Pro rata if Classes B through M are retired.

Realized Losses:        Realized Losses from any Mortgage Loan will be allocated
                        in reverse sequential order (i.e. Classes M, L, K, J, H,
                        G, F, E, D, C and B, in that order). If Classes B through M have been retired by losses, Realized Losses shall be applied to the then existing A Classes pro-rata.

Appraisal
Reductions:             With respect to certain specially serviced Mortgage
                        Loans as to which an appraisal is required; (including any Mortgage Loan that becomes 60 days delinquent), an Appraisal Reduction Amount may be created, generally in the amount, if any, by which the Stated Principal
                        Balance of such Mortgage Loan, together with unadvanced interest, unreimbursed P&I advances and certain other items, exceeds 90% of the appraised value of the related
                        Mortgaged Property. The Appraisal Reduction Amount will reduce proportionately the interest portion of any P&I
                        Advance for such loan, which reduction may result in a shortfall of interest to the most subordinate class of Principal Balance Certificates outstanding. The
                        Appraisal Reduction Amount will be reduced to zero as of the date the related Mortgage Loan has been brought current for twelve months, paid in full, repurchased or otherwise liquidated, and any shortfalls borne by the subordinate classes may be paid from amounts recovered from the related borrower.

Minimum Denominations:

                                    Minimum         Increments
         Classes                  Denomination       Thereafter        Delivery
--------------------------------------------------------------------------------
   A-1, A-2, B, C, D, and E          $10,000             $1              DTC
--------------------------------------------------------------------------------
            X                       $250,000             $1              DTC

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

Prepayment Premiums*

============================================================================================================================
 Prepayment
  Premium        6/1/99   6/1/00   6/1/01   6/1/02   6/1/03   6/1/04   6/1/05   6/1/06   6/1/07   6/1/08   6/1/09   6/1/10
----------------------------------------------------------------------------------------------------------------------------
 Lock-out/Def.    99.17    99.17    99.17    98.21    98.00    98.14    98.15    97.98    96.05    94.47    88.46    88.52
----------------------------------------------------------------------------------------------------------------------------
     YM            0.83     0.83     0.83     1.79     1.79     1.86     1.85     1.45     1.44     0.95    11.54    11.48
============================================================================================================================
 Sub Total:       100.0%   100.0%   100.0%   100.0%   99.79%   100.0%   100.0%   99.43%   97.49%   95.41%  100.00%  100.00%
============================================================================================================================

============================================================================================================================
     5%              -        -        -        -       -         -        -       -        -        -        -         -
----------------------------------------------------------------------------------------------------------------------------
     4%              -        -        -        -       -         -        -       -        -        -        -         -
----------------------------------------------------------------------------------------------------------------------------
     3%              -        -        -        -       -         -        -       -        -        -        -         -
----------------------------------------------------------------------------------------------------------------------------
     2%              -        -        -        -       -         -        -      0.57      -        -        -         -
----------------------------------------------------------------------------------------------------------------------------
     1%              -        -        -        -       -         -        -       -        -        -        -         -
----------------------------------------------------------------------------------------------------------------------------
    Open             -        -        -        -      0.21       -        -       -       2.51     4.59      -         -
============================================================================================================================
   Total:         100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%  100.00%   100.00%
============================================================================================================================

* % represents % of then outstanding balance as of the date shown utilizing Cut-off Date balances.

Open Prepayment Period at end of Loan (i.e. Prior to Maturity Date or ARD, as applicable):

================================================================================
Open Period at End                                            % of Initial
    Of Loan*                      Number of Loans             Pool Balance
================================================================================
None                                     72                       54.4%

1 Month                                  41                       20.4%

2 Months                                  1                        0.5%
--------------------------------------------------------------------------------
3 Months                                 77                       21.5%
--------------------------------------------------------------------------------
6 Months                                  6                        2.8%
--------------------------------------------------------------------------------
12 Months                                 1                        0.5%
================================================================================
Total:                                  198                     100.00%
================================================================================
           * Weighted average open period at end of loan is 1 month.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

Credit Tenant Lease Loans:

      Credit Tenant Lease Loans are secured by mortgages on properties which are leased (each a "Credit Tenant Lease") to a tenant which possesses (or whose parent or other affiliate which guarantees the lease obligation possesses) the rating indicated in the following table. Scheduled monthly rent payments under the Credit Tenant Leases are generally sufficient to pay in full and on a timely basis all interest and principal scheduled to be paid with respect to the related Credit Tenant Lease Loans.

      The Credit Tenant Lease Loans generally provide that the Tenant is responsible for all costs and expenses incurred in connection with the maintenance and operation of the related Credit Tenant Lease property and that, in the event of a casualty or condemnation of a material portion of the related Mortgaged Property:

                  (i)   the Tenant is obligated to continue making payments;
                  (ii) the Tenant must make an offer to purchase the applicable property subject to the Credit Tenant Lease for an amount not less than the unpaid principal balance plus accrued interest on the related Credit Tenant Lease Loan; or
                  (iii) the Trustee on behalf of the Certificate holders will have the benefit of certain non-cancelable credit lease enhancement policies obtained to cover certain casualty and/or condemnation risks.

      Approximately 2.9% of the Mortgage Loans are Credit Tenant Lease Loans.

Credit Tenant Lease Loans:

================================================================================
                                                                          Credit
                   Number of  Cut-off Date     Lease     Credit Rating    Rating
Tenant/Guarantor     Loans     Balance ($)    Type(4)      (Moody's)      (S&P)
================================================================================
   Eckerd (1)          5        $14,986,978    NN/NNN         A3            A
--------------------------------------------------------------------------------
   CVS                 6          9,927,541      NN           A3            A
--------------------------------------------------------------------------------
   Kmart               2          8,375,876     NNN           Ba1          BB+
--------------------------------------------------------------------------------
   Bed, Bath &
   Beyond              1          4,809,593      B            NR         BBB-(2)
--------------------------------------------------------------------------------
   Rite Aid            2          3,927,320    NN/NNN        Baa1          BBB+
--------------------------------------------------------------------------------
   Walgreen            1          3,918,245      NN           Aa3         A+(2)
--------------------------------------------------------------------------------
   Winn Dixie          1          3,815,935     NNN          P2(3)        A2(3)
--------------------------------------------------------------------------------
   Amoco               1            972,782     NNN           Aa1          AA+
================================================================================
   Total:             19        $50,734,269      --           --            --
================================================================================

(1) Based upon the rating of Eckerd's parent, JC Penney Corporation, although it has made no explicit guaranty of Eckerd's obligations.
(2)   Issuer Credit Rating.
(3)   Commercial paper rating.
(4) "NNN" means triple net lease; "NN" means double net lease; and "B" means bond-type lease.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

Reserves:

      The below table relates only to conventional Conduit loans and excludes all CTL loans as well as the loans originated by Lehman's Large Loan Program.

================================================================================
                            % of Conduit Loans    Current
                             w/Annual Escrows     Balance      Annual Deposit
--------------------------------------------------------------------------------
Replacement Reserves               94.27%       $3,087,467       $4,513,880
--------------------------------------------------------------------------------
Taxes                              98.56%       $5,215,693      $14,612,689
--------------------------------------------------------------------------------
Insurance                          91.62%       $2,090,563       $2,185,376
--------------------------------------------------------------------------------
T1 & LC (Retail)                   81.91%       $1,891,707       $2,100,926
--------------------------------------------------------------------------------
TI & LC (Office)                   83.58%       $3,492,432       $1,666,407
--------------------------------------------------------------------------------
TI & LC (Industrial/Warehouse)    100.00%         $287,632         $396,869
================================================================================

Cash Management:  Mortgage Loans representing 95.54% of the Initial Pool Balance employ cash management systems.

          =======================================================
                                            Mortgage Pool
          -------------------------------------------------------
          Hard Lockbox             27.29% of Initial Pool Balance
          -------------------------------------------------------
          Springing Lockbox        68.25% of Initial Pool Balance
          -------------------------------------------------------
          N/A                      4.46% of Initial Pool Balance
          =======================================================

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

Significant
Mortgage Loans:   There are 5 loans with a Cut-off Date principal balance in excess of $60 million. The following table provides a summary of the 5 largest loans:

============================================================================================================
 Mortgage         Property     # of      Cut-off Date             Term to   Amortization
   Loan             Type     Properties    Balance       Coupon     ARD         Term         DSCR      LTV
------------------------------------------------------------------------------------------------------------
Century City      Regional       1       $160,000,000    7.250%     120          360         1.42x     58.8%
                    Mall
------------------------------------------------------------------------------------------------------------
Starwood          Hotels         17      $154,954,659    7.438%     120          262         2.12x     46.1%
Financial-
Promus Loan

EAB Plaza         Office         1       $139,367,162    7.330%     120          300         1.79x     49.8%
------------------------------------------------------------------------------------------------------------
Woodland          Super          1       $89,644,244     7.000%     120          360         1.67x     52.2%
Hills          Regional Mall
------------------------------------------------------------------------------------------------------------
Penn Square       Super          1        $74,844,822    7.025%     120          360         1.67x     55.4%
               Regional Mall
============================================================================================================
  Total/
Weighted Ave.:     --            21      $618,810,886    7.252%     120          322         1.74x     52.2%
============================================================================================================

Century City Shopping Center and Marketplace:

================================================================================
Cut-Off Date Balance:   $160,000,000
--------------------------------------------------------------------------------
Coupon:                 7.250% (anticipated)
--------------------------------------------------------------------------------
Term/Am:                10 years/First year IO then amortization on a 30 year
                        schedule.
--------------------------------------------------------------------------------
Sponsors:               Urban Shopping Centers, Inc. & Eagle Investment
                        Management Company (advised by Lend Lease Real Estate
                        Investments, Inc.)
--------------------------------------------------------------------------------
Property:               784,002 SF regional mall
--------------------------------------------------------------------------------
Anchors:                Bloomingdale's and Macy's
--------------------------------------------------------------------------------
In-Line Sales:          $588 per square foot
--------------------------------------------------------------------------------
Cost of Occupancy:      15.2%
--------------------------------------------------------------------------------
Location:               Los Angeles, California
--------------------------------------------------------------------------------
Value:                  $272 million based upon May 1999 purchase price
--------------------------------------------------------------------------------
LTV:                    58.8%
--------------------------------------------------------------------------------
DSCR:                   1.42x
--------------------------------------------------------------------------------
Lockbox:                Springing lockbox based upon the maintenance of a
                        minimum 1.25x DSCR
--------------------------------------------------------------------------------
Reserves:               Springing reserves based upon the maintenance of a
                        minimum 1.25x DSCR
================================================================================

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

Starwood Financial-Promus Loan:

================================================================================
Cut-Off Date Balance:   $154,954,659
--------------------------------------------------------------------------------
Coupon:                 7.438%
--------------------------------------------------------------------------------
Term/Am:                10 years/21 years and 10 months (co-terminous with
                        master lease to Promus Hotel Corporation)
--------------------------------------------------------------------------------
Sponsor:                Starwood Financial Trust
--------------------------------------------------------------------------------
Flag:                   Double Tree and Red Lion
--------------------------------------------------------------------------------
Properties:             17 full and limited service hotels with a total of 3,988
                        rooms master leased to Promus Hotel Corporation
                        (Baa2/BBB+)
--------------------------------------------------------------------------------
Location:               California, Oregon, Washington, Colorado, Utah, Idaho,
                        and Montana.
--------------------------------------------------------------------------------
Appraised Value:        $336.3 million
--------------------------------------------------------------------------------
LTV:                    46.1%
--------------------------------------------------------------------------------
DSCR:                   2.12x
--------------------------------------------------------------------------------
Lockbox:                Hard lockbox for master lease rent payments
--------------------------------------------------------------------------------
Reserves:               Approximately $400,000 environmental reserve; springing
                        in event of lease termination.
================================================================================

EAB Plaza:

================================================================================
Cut-Off Date Balance:   $139,367,162
--------------------------------------------------------------------------------
Coupon:                 7.330%
--------------------------------------------------------------------------------
Term/Am:                10 years/25 year amortization schedule
--------------------------------------------------------------------------------
Sponsors:               ABN-AMRO Bank, N.V. and The DeMatteis Organization
--------------------------------------------------------------------------------
Property:               Twin tower suburban office building, 64.9% leased to ABN
                        AMRO Bank, N.V.
--------------------------------------------------------------------------------
Size:                   1,083,511 square feet
--------------------------------------------------------------------------------
Location:               Uniondale, New York
--------------------------------------------------------------------------------
Appraised Value:        $280 million
--------------------------------------------------------------------------------
LTV:                    49.8%
--------------------------------------------------------------------------------
DSCR:                   1.79x
--------------------------------------------------------------------------------
Lockbox:                Hard lockbox
--------------------------------------------------------------------------------
Reserves:               Ongoing taxes and insurance; $75,000 per month TILC;
                        $200,000 capital expenditures; $850,000 for repairs;
                        $400,000 parking lot construction reserve; $634,460
                        ground rent reserve.
================================================================================

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

Woodland Hills:

================================================================================
Cut-Off Date Balance:   $89,644,244
--------------------------------------------------------------------------------
Coupon:                 7.000%
--------------------------------------------------------------------------------
Term/Am:                10 years/30 years
--------------------------------------------------------------------------------
Sponsors:               Urban Shopping Centers, Inc. and J.P. Morgan Investment
                        Management Inc.
--------------------------------------------------------------------------------
Anchors:                Dillard's, Sears, Foley's, and JC Penney
--------------------------------------------------------------------------------
In-Line Sales:          $378 per square foot
--------------------------------------------------------------------------------
Cost of Occupancy:      12.0%
--------------------------------------------------------------------------------
Property:               1,093,514 square foot super-regional mall
--------------------------------------------------------------------------------
Location:               Tulsa, Oklahoma
--------------------------------------------------------------------------------
Value:                  $171.6 million based upon December 1998 purchase price
--------------------------------------------------------------------------------
LTV:                    52.2%
--------------------------------------------------------------------------------
DSCR:                   1.67x
--------------------------------------------------------------------------------
Lockbox:                Springing lockbox based upon the maintenance of a
                        minimum 1.25x DSCR
--------------------------------------------------------------------------------
Reserves:               Springing reserves based upon the maintenance of a
                        minimum 1.25x DSCR
================================================================================

Penn Square Mall:

================================================================================
Cut-Off Date Balance:   $74,844,822
--------------------------------------------------------------------------------
Coupon:                 7.025%
--------------------------------------------------------------------------------
Term/Am:                10 years/30 years
--------------------------------------------------------------------------------
Sponsor:                Urban Shopping Centers, Inc.
--------------------------------------------------------------------------------
Anchors:                Dillard's, Foley's, JC Penney and Montgomery Ward
--------------------------------------------------------------------------------
In-Line Sales:          $398 per square foot
--------------------------------------------------------------------------------
Cost of Occupancy:      10.2%
--------------------------------------------------------------------------------
Property:               1,074,994 super-regional mall
--------------------------------------------------------------------------------
Location:               Oklahoma City, Oklahoma
--------------------------------------------------------------------------------
Appraised Value:        $135 million
--------------------------------------------------------------------------------
LTV:                    55.4%
--------------------------------------------------------------------------------
DSCR:                   1.67x
--------------------------------------------------------------------------------
Lockbox                 Springing lockbox based upon the maintenance of a
                        minimum 1.25x DSCR
--------------------------------------------------------------------------------
Reserves:               Springing reserves based upon the maintenance of a
                        minimum 1.25x DSCR
================================================================================

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

Anticipated Repayment Date Loans:

                        Mortgage Loans representing 43.01% of the Initial Pool Balance provided that if the unamortized principal amount thereof is not repaid on a date (the "Anticipated Repayment Date") set forth in the related Mortgage Note, the Mortgage Loan will accrue additional interest at the rate set forth therein and the borrower will be required to apply excess monthly cash flow generated by the Mortgaged Property (as determined in the related Mortgage) to the repayment of principal outstanding on the Mortgage Loan. With respect to such Mortgage Loans, no Prepayment Premiums or Yield Maintenance Charges will be due in connection with any principal prepayment on or after the Anticipated Repayment Date. For purposes of analysis and presentation, such loans are assumed to pay off at the ARD and are treated like balloon loans that mature on the ARD.

Detailed Monthly Investor Reporting:

                        Updated collateral summary information will be a part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and Occupancy data, to the extent delivered by the borrowers, will be available to Certificate holders through the Trustee. The following is a list of all the reports that will be available to Certificate holders:

   Name of Report              Description (information provided)
--------------------------------------------------------------------------------
1  Remittance Report    Principal and interest distributions, principal balances
--------------------------------------------------------------------------------
2  Mortgage Loan
   Status Report        Portfolio stratifications
--------------------------------------------------------------------------------
3  Comparative
   Financial
   Status Report        Revenue, NOI, DSCR to the extent available
--------------------------------------------------------------------------------
4  Delinquent Loan
   Status Report        Listing of delinquent mortgage loans
--------------------------------------------------------------------------------
5  Historical Loan
   Modification Report  Information on modified mortgage loans
--------------------------------------------------------------------------------
6  Historical Loss
   Estimate Report      Liquidation proceeds, expenses, and realized losses
--------------------------------------------------------------------------------
7  REO Status Report    NOI and value of REO
--------------------------------------------------------------------------------
8  Watch List           Listing of loans in jeopardy of becoming Specially
                        Serviced
--------------------------------------------------------------------------------
9  Loan Payoff Report   Notification Listing of loans where borrower has
                        requested a pay-off statement


Advancing:              The Master Servicer will be obligated to make advances
                                of scheduled principal and interest payments
                                (excluding balloon payments and subject to reduction for Appraisal Reduction Amounts) and certain servicing expenses ("Advances"), to the extent that such Advances are deemed to be recoverable out of collections on the related loan. If the Master Servicer fails to make a required Advance, the Trustee will be obligated to make such advances.

Controlling Class:      A majority of Certificate holders of the Controlling
                                Class, which will generally be the most
                                subordinate class with a Certificate Balance outstanding that is at least 25% of the initial Certificate Balance of such Class will, subject to certain limitations, be entitled to replace the Special Servicer.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

Special Servicer        The Pooling and Servicing Agreement will generally
Flexibility:            permit the Special Servicer to modify, waive or amend
                        any term of any Mortgage Loan if (a) it determines, in accordance with the servicing standard, that it is appropriate to do so and (b) among other things, such modification, waiver or amendment will not, subject to certain exceptions:

                        (i) affect the amount or timing of any scheduled payments of principal, interest or other amount (including Prepayment Premiums and Yield Maintenance Charges) payable under the Mortgage Loan;

                        (ii) affect the obligation of the related borrower to pay a Prepayment Premium or Yield Maintenance Charge or permit a principal prepayment during the applicable Lockout Period;

                        (iii) except as expressly provided by the related
                              Mortgage or in connection with a material adverse environmental condition at the related Mortgaged Property, result in a release of the lien of the related Mortgage on any material portion of such Mortgaged Property without a corresponding principal prepayment, or;

                        (iv) in the judgment of the Special Servicer, materially impair the security for the Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

         General Characteristics                          Property Types
==========================================       ===============================
                                                                   % of Initial
                                                      Property          Pool
   Characteristics                                     Types          Balance
==========================================       ===============================
Initial Pool Balance        $1,746,894,129             Retail            47.87%
------------------------------------------       -------------------------------
  Number of Loans                 198                  Office            20.38%
------------------------------------------       -------------------------------
     Gross WAC                   7.477%             Multifamily*         12.43%
------------------------------------------       -------------------------------
    Original WAM              120 months               Hotel             11.91%
------------------------------------------       -------------------------------
   Remaining WAM              117 months         Industrial/Warehouse     3.16%
------------------------------------------       -------------------------------
 Avg. Loan Balance            $8,822,698                CTL               2.90%
------------------------------------------       -------------------------------
      WA DSCR*                   1.53x              Self Storage          0.72%
------------------------------------------       -------------------------------
WA Cut-off Date LTV  Ratio*     62.68%                 Other              0.62%
------------------------------------------       -------------------------------
Balloon or ARD Loans            98.29%                 Total:           100.00%
==========================================       ===============================
*  Excludes CTL loans                            * Includes Manufactured Housing

                                                    DEAL SUMMARY BY PROPERTY TYPE
==============================================================================================================================
                                          % of       Average
                            Aggregate    Initial     Cut-off      Gross      Rem.      WA                   WA
                   # of   Cut-off Date    Pool        Date         WAC       WAC       LTV        WA     Occupancy     Balloon
Property Type     Loans    Balance ($)   Balance   Balance ($)     (%)       (mos)   Ratio(1)    DSCR(1) Rate(%)(2)       %
==============================================================================================================================
Retail              76    $836,321,363    47.9%    $11,004,228    7.452%     120      64.24%     1.45x     95.14%       99.66%
------------------------------------------------------------------------------------------------------------------------------
   Anchored         49    $339,026,051    19. 4%    $6,918,899    7.688%     121      70.97%     1.35x     93.91%      100.00%
------------------------------------------------------------------------------------------------------------------------------
   Regional Mall    3     $257,332,103    14.7%    $85,777,368    7.262%     119      61.37%     1.48x     95.50%      100.00%
------------------------------------------------------------------------------------------------------------------------------
   Super Regn'l
   Mall             2     $164,489,065     9.4%    $82,244,533    7.011%     116      53.70%     1.67x     97.65%      100.00%
------------------------------------------------------------------------------------------------------------------------------
   Unanchored       22     $75,474,144     4.3%     $3,430,643    8.000%     122      66.80%     1.35x     93.98%       96.27%
------------------------------------------------------------------------------------------------------------------------------
Office              26    $355,935,220    20.4%    $13,689,816    7.384%     115      56.22%     1.68x     94.32%      100.00%
------------------------------------------------------------------------------------------------------------------------------
Multifamily         46    $217,178,025    12.4%     $4,721,261    7.454%     95       76.19%     1.29x     92.12%      100.00%
------------------------------------------------------------------------------------------------------------------------------
   Manuf'd
   Housing          19     $71,829,221     4.1%     $3,780,485    7.430%     90       73.16%     1.33x     88.89%      100.00%
------------------------------------------------------------------------------------------------------------------------------
   Conventional     27    $145,348,804     8.3%     $5,383,289    7.466%     97       77.68%     1.27x     93.72%      100.00%
------------------------------------------------------------------------------------------------------------------------------
Hotel               8     $208,108,820    11.9%    $26,013,602    7.721%     114      51.06%     1.94x       NAP       100.00%
------------------------------------------------------------------------------------------------------------------------------
   Full Service     5     $191,379,564    11.0%    $38,275,913    7.670%     115      49.49%     1.98x       NAP       100.00%
------------------------------------------------------------------------------------------------------------------------------
   Limited
   Service          3      $16,729,255     1.0%     $5,576,418    8.313%     107      69.02%     1.49x       NAP       100.00%
------------------------------------------------------------------------------------------------------------------------------
Industrial/W'hse    15     $55,199,415     3.2%     $3,679,961    7.797%     88       70.99%     1.31x     98.09%      100.00%
------------------------------------------------------------------------------------------------------------------------------
CTL                 19     $50,734,269     2.9%     $2,670,225    7.103%     233       NAP        NAP     100.00%       46.74%
------------------------------------------------------------------------------------------------------------------------------
Self Storage        5      $12,546,042     0.7%     $2,509,208    7.754%     86       67.62%     1.39x     83.66%      100.00%
------------------------------------------------------------------------------------------------------------------------------
Other(3)            3      $10,870,976     0.6%     $3,623,659    7.946%     116      57.99%     1.44x     94.85%      100.00%
==============================================================================================================================
Total / Avg /
Wtd.Avg:            198  $1,746,894,12   100.0%     $8,822,698    7.477%     117      62.68%     1.53x     94.70%       98.29%
==============================================================================================================================

(1)   Excludes credit tenant lease loans.
(2)   Excludes hotels.
(3)   Includes Office/Industrial, Office/Retail, and Mixed Use

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                       Loan Size Distribution
=================================================================
Cut-off Date Balance Ranges         # of           % of Initial
           ($)                      Loans          Pool Balance
=================================================================
     0.01-2,000,000                  47                 3.98%
-----------------------------------------------------------------
  2,000,001-4,000,000                66                10.99%
-----------------------------------------------------------------
  4,000,001-6,000,000                30                 8.40%
-----------------------------------------------------------------
  6,000,001-8,000,000                14                 5.66%
-----------------------------------------------------------------
  8,000,001-10,000,000               11                 5.48%
-----------------------------------------------------------------
 10,000,001-12,000,000                5                 3.13%
-----------------------------------------------------------------
 12,000,001-14,000,000                4                 2.94%
-----------------------------------------------------------------
 14,000,001-16,000,000                3                 2.64%
-----------------------------------------------------------------
 16,000,001-18,000,000                1                 1.01%
-----------------------------------------------------------------
 18,000,001-20,000,000                1                 1.10%
-----------------------------------------------------------------
 20,000,001-22,000,000                1                 1.23%
-----------------------------------------------------------------
 22,000,001-24,000,000                2                 2.62%
-----------------------------------------------------------------
 24,000,001-26,000,000                3                 4.33%
-----------------------------------------------------------------
 28,000,001-30,000,000                2                 3.32%
-----------------------------------------------------------------
 36,000,001-38,000,000                1                 2.17%
-----------------------------------------------------------------
 44,000,001-46,000,000                1                 2.58%
-----------------------------------------------------------------
 52,000,001-54,000,000                1                 3.00%
-----------------------------------------------------------------
 74,000,001-76,000,000                1                 4.28%
-----------------------------------------------------------------
 88,000,001-90,000,000                1                 5.13%
-----------------------------------------------------------------
138,000,001-140,000,000               1                 7.98%
-----------------------------------------------------------------
154,000,001-156,000,000               1                 8.87%
-----------------------------------------------------------------
158,000,001-160,000,000               1                 9.16%
=================================================================
         Total:                      198              100.00%
=================================================================
Min.:  $795,220
Max.:  $160,000,000
Avg.:  $8,822,698

      Gross Rate Distribution
===================================
 Gross Rate Ranges  % of Initial
       (%)          Pool Balance
===================================
    6.251-6.500         0.06%
-----------------------------------
    6.501-6.750         1.51%
-----------------------------------
    6.751-7.000         7.56%
-----------------------------------
    7.001-7.250        25.60%
-----------------------------------
    7.251-7.500        32.23%
-----------------------------------
    7.501-7.750        10.55%
-----------------------------------
    7.751-8.000        11.16%
-----------------------------------
    8.001-8.250         6.71%
-----------------------------------
    8.251-8.500         1.03%
-----------------------------------
    8.501-8.750         2.70%
-----------------------------------
    8.751-9.000         0.77%
-----------------------------------
    9.001-9.250         0.11%
===================================
      Total:           100.00%
===================================

Min.: 6.500%
Max.: 9.085%
Wtd. Avg.: 7.477%

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

Remaining Term to Maturity (1)
==============================
               % of Initial
Months         Pool Balance
==============================
 49-60             3.95%
------------------------------
 61-72             0.29%
------------------------------
 73-84             8.10%
------------------------------
97-108             4.55%
------------------------------
109-120           75.90%
------------------------------
157-168            2.07%
------------------------------
169-180            1.77%
------------------------------
205-216            0.08%
------------------------------
217-228            0.44%
------------------------------
229-240            2.40%
------------------------------
241-252            0.28%
------------------------------
289-300            0.16%
==============================
Total:           100.00%
==============================

(1)   Assumes ARD Loans payoff on their Anticipated Repayment Date

Min.: 50
Max.: 289
Wtd. Avg.: 117


Remaining Amortization Term(1)
==============================
                % of Initial
Months          Pool Balance
==============================
157-168            0.06%
------------------------------
169-180            0.48%
------------------------------
205-216            0.08%
------------------------------
217-228            0.09%
------------------------------
229-240            1.16%
------------------------------
253-264            9.75%
------------------------------
265-276            1.14%
------------------------------
289-300           17.49%
------------------------------
313-324            0.94%
------------------------------
325-336            1.66%
------------------------------
337-348            3.91%
------------------------------
349-360           63.25%
==============================
Total:           100.00%
==============================

(1)   Assumes ARD Loans payoff on their Anticipated Repayment Date

Min.: 162
Max.: 360
Wtd. Avg.: 332

Debt Service Coverage Ratios (DSCR)(1)
======================================
   Cut-off Date     % of Initial
  DSCR Ranges (x)   Pool Balance
======================================
     1.20-1.24          6.98%
--------------------------------------
     1.25-1.29         13.43%
--------------------------------------
     1.30-1.34         14.03%
--------------------------------------
     1.35-1.39          5.88%
--------------------------------------
     1.40-1.44         14.48%
--------------------------------------
     1.45-1.49          3.94%
--------------------------------------
     1.50-1.54          5.45%
--------------------------------------
     1.55-1.59          0.53%
--------------------------------------
     1.60-1.64          4.40%
--------------------------------------
     1.65-1.69          9.70%
--------------------------------------
     1.75-1.84          8.22%
--------------------------------------
     2.05-2.20         12.90%
--------------------------------------
     2.21-2.24          0.07%
======================================
      Total:          100.00%
======================================

(1)  Excludes CTL Loans

Min.: 1.20x
Max.: 2.25x
Wtd. Avg.: 1.53x

   Loan To Value Ratios (LTV)(1)
==================================
    Cut-Off Date      % of Initial
   LTV Ranges (%)     Pool Balance
==================================
    35.01-40.00          0.08%
----------------------------------
    40.01-45.00          0.62%
----------------------------------
    45.01-50.00         21.27%
----------------------------------
    50.01-55.00          5.68%
----------------------------------
    55.01-60.00         18.62%
----------------------------------
    60.01-65.00          7.41%
----------------------------------
    65.01-70.00         13.96%
----------------------------------
    70.01-75.00         15.18%
----------------------------------
    75.01-80.00         17.19%
==================================
       Total:          100.00%
==================================

(1) Excludes CTL Loans

Min.: 38.08%
Max.: 79.90%
Wtd. Avg.: 62.68%

                                   Page 16 of 17

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                             Geographic Distribution
====================================       =====================================
                     % of Initial                                 % of Initial
       State         Pool Balance                   State         Pool Balance
====================================       =====================================
     California          22.86%                   Puerto Rico          0.91%
------------------------------------       -------------------------------------
      New York           11.42%                    Maryland            0.89%
------------------------------------       -------------------------------------
      Oklahoma           10.44%                     Oregon             0.84%
------------------------------------       -------------------------------------
        Texas             7.09%                    Minnesota           0.80%
------------------------------------       -------------------------------------
      Michigan            5.88%                    Tennessee           0.71%
------------------------------------       -------------------------------------
       Florida            5.17%                    Louisiana           0.69%
------------------------------------       -------------------------------------
      Illinois            4.04%                    Colorado            0.66%
------------------------------------       -------------------------------------
     Washington           3.24%                   Connecticut          0.40%
------------------------------------       -------------------------------------
    West Virginia         3.00%                    Kentucky            0.32%
------------------------------------       -------------------------------------
    Pennsylvania          2.18%                     Kansas             0.24%
------------------------------------       -------------------------------------
        Ohio              2.05%                  North Dakota          0.23%
------------------------------------       -------------------------------------
    Massachusetts         2.01%                      Idaho             0.21%
------------------------------------       -------------------------------------
       Indiana            1.91%                 Washington D.C.        0.20%
------------------------------------       -------------------------------------
       Arizona            1.88%                   Mississippi          0.17%
------------------------------------       -------------------------------------
        Utah              1.79%                     Vermont            0.12%
------------------------------------       -------------------------------------
       Nevada             1.69%                     Alabama            0.10%
------------------------------------       -------------------------------------
      Virginia            1.33%                 South Carolina         0.10%
------------------------------------       -------------------------------------
       Hawaii             1.33%                     Montana            0.09%
------------------------------------       -------------------------------------
   North Carolina         1.04%                      Maine             0.06%
------------------------------------       =====================================
     New Jersey           0.98%                     Total:           100.00%
------------------------------------       =====================================
       Georgia            0.96%
====================================

                      ===================================
                                          % of Initial
                          Loan Type       Pool Balance
                      ===================================
                           Balloon            55.28%
                      -----------------------------------
                      Fully Amortizing         1.71%
                      -----------------------------------
                          ARD Loan            43.01%
                      ===================================
                            Total:           100.00%
                      ===================================

                                   Page 17 of 17

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).